SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             __________________

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934

                               December 15, 2004

                         Transax International Limited
              (Exact Name of Registrant as Specified in Charter)



          Colorado 		      00-27845       84-1304106
	(State or other jurisdiction (Commission    (IRS Employer
	of incorporation)	      File Number) Identification No.)


     7545 Irvine Center Drive, Suite 200, Irvine, California     92618
            (Address of principal executive offices)           (Zip code)

     Registrant's telephone number, including area code:   (949) 623-8316

                                Not Applicable
         (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





MI-167316 v1 0437065-0201



Item 1.01 Entry Into A Material Definitive Agreement.

On December 15, 2004, Transax International Limited (the "Company") and Cornell Capital Partners, LP ("Cornell Capital Partners") entered into an amendment (the "Amendment") to that certain Standby Equity Distribution Agreement (the "Agreement") dated October 25, 2004 by and between the Company and Cornell Capital Partners. Pursuant to the Agreement, the Company had issued to Cornell Capital Partners a $200,000 compensation debenture on October 25, 2004. Pursuant to the Amendment, the Company will issue to Cornell Capital Partners 1,202,779 shares of the Company's common stock as a commitment fee, in lieu of the compensation debenture. As a result, the compensation debenture has been terminated. Cornell Capital Partners will be permitted to sell up to $50,000 of the commitment fee shares in any 30-day period.

Item 9.01. Financial Statements and Exhibits.

       (a) Not applicable

       (b) Not applicable

       (c) Exhibit No. Description

Exhibit      Description                                    Location
Exhibit 99.1 Amendment to the Standby Equity Distribution   Provided herewith
             Agreement dated December 15, 2004 between the
             Company and Cornell Capital Partners





















                                       SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2004 Transax International Limited


                        By:   /s/ Stephen Walters
                        Name: Stephen Walters
                        Title:President, Chief Executive Officer and Director








                                 EXHIBIT 99.1

              AMENDMENT TO STANDBY EQUITY DISTRIBUTION AGREEMENT

      THIS AMENDMENT AGREEMENT (the "Amendment") is entered into as of December 15, 2004, between TRANSAX INTERNATIONAL, LTD., a corporation organized and existing under the laws of the State of Colorado (the "Company"), and CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor").

      WHEREAS, the Company and the Investor are parties to a certain Standby Equity Distribution Agreement dated as of October 25, 2004 (the "Standby Equity Distribution Agreement"); and

      WHEREAS, the parties wish to amend the Standby Equity Distribution Agreement as set forth below.

      NOW, THEREFORE, it is agreed:

      1.    Amendment.   Section 12.4(b)(ii) of the Standby Equity Distribution
            Agreement is hereby eliminated. In lieu the Compensation Debenture thereof, the following text is substituted:

      (ii) Upon the execution of this Agreement the Company shall issue to the Investor One Million Two Hundred One Thousand Seven Hundred Seventy Nine (1,201,779) shares of the Company's Common Stock (the "Investor's Shares"). The Investor shall be permitted to sell up to Fifty Thousand Dollars ($50,000) of the Investor's Shares in any thirty (30) day period.

      2. Full Force and Effect. All other terms and conditions of the Standby Equity Distribution Agreement remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused this Standby Equity Distribution Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.


       COMPANY:
       TRANSAX INTERNATIONAL, LTD.

       By: /s/ Stephen Walters
       Name  Stephen Walters
       Title:President & CEO

       CORNELL CAPITAL PARTNERS, LP
       By:  Yorkville Advisors, LP
       Its:  General Partner

       By: /s Mark Angelo
       Name  Mark Angelo
       Title:Portfolio Manager